Revenue	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Revenue
17.	REVENUE
Revenue from contracts with customers disaggregated by metal were as follows:

	2020	2019
Gold	$841,195	$281,697
Silver	1,312	-

Total revenue	$842,507	$281,697

(a)	Gold offtake arrangement
As part o
f
 the Leagold Acquisition, the Company assumed offtake arrangements with Orion Mine Finance (“Orion”) that provides for gold offtake of 50% of the gold production from Los Filos and 35% of the gold production from the Fazenda, RDM, Pilar and Santa Luz mines at market prices, until a cumulative delivery of 1.1 million ounces and 0.7 million ounces, respectively, to Orion has been achieved. As at December 31, 2020, a total of 0.4 million ounces had been delivered to Orion under the terms of the offtake arrangements.

(b)	Silver streaming arrangement
As part of the Leagold Acquisition, the Company assumed a silver streaming agreement with Wheaton Precious Metals Corp. (“WPM”) under which the Company must sell to WPM a minimum of 5 million payable silver ounces produced by Los Filos from August 5, 2010 to the earlier of the termination of the agreement
and
 October 15, 2029 at the lesser of $3.90 per ounce
and
 the prevailing market price, subject to an inflationary adjustment. The contract price is revised each year on the anniversary date of the contract, which at the acquisition date was $4.43 per ounce, and at December 31, 2020 was $4.46 per ounce. As at December 31, 2020, a total of 1.9 million ounces had been delivered to WPM under the terms of the streaming agreement.